RULE: 497(e)
                                                    REGISTRATION NUMBER: 2-82710



                             FUNDAMENTAL FUNDS, INC.
                               NEW YORK MUNI FUND

                          SUPPLEMENT DATED MAY 27, 1997
                       TO PROSPECTUS DATED APRIL 30, 1997


         The independent directors are in the process of considering other fund organizations willing to manage the Fundamental Funds and it is expected that a new manager will be selected. In any event, it is unlikely that a majority of the Fund's independent directors will approve the current Investment Management Agreement beyond December 31, 1997.